                                                                    EXHIBIT 99.2


                            PINNACLE HOLDINGS INC.

                         NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     As set forth in the Prospectus dated March __, 1998 (the "Prospectus") in the section entitled "The Exchange Offer - Procedures for Tendering" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form or one substantially equivalent thereto must be used to accept the Exchange Offer if certificates representing 10% Senior Discount Notes due 2008 (the "Original Notes") of Pinnacle Holdings Inc. (the "Company") are not immediately available or time will not permit the holder's Original Notes or other required documents to reach the Exchange Agent, or complete the procedures of book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00
p.m., New York City time on                   , 1998.

          To:  The Bank of New York, as Exchange Agent

          By Registered or Certified Mail:
          The Bank of New York
          101 Barclay Street
          New York, New York 10286
          Attention:  Reorganization Section, Floor 21W

          By Overnight Courier or By Hand:
          The Bank of New York
          101 Barclay Street
          New York, New York 10286
          Attention:  Reorganization Section, Floor 21W

          By Facsimile:   (212) 571-3083

          Confirm by Telephone:  (212) 815-6333


          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

     The undersigned hereby tender(s) to Pinnacle Holdings Inc. the principal amount of the Original Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

     CERTIFICATE NOS.         AGGREGATE PRINCIPAL AMOUNT         PRINCIPAL AMOUNT TENDERED (MUST BE
     ---------------
                              REPRESENTED BY CERTIFICATE(S)        IN INTEGRAL MULTIPLES OF $1,000)
                              -----------------------------      ----------------------------------
________________________     __________________________         _____________________________________
________________________     __________________________         _____________________________________
________________________     __________________________         _____________________________________

The Book-Entry Transfer Facility Account Number
(if the Original Notes will be tendered by book-entry transfer)


________________________      __________________________________________________
Account Number                     Principal Amount Tendered
                              (must be in integral multiples of $1,000)

Name of Record Holder(s)


_________________________
_________________________
(Please Print or Type)

Address:_________________
_________________________

Area Code & Tel. No._________

Signature(s)_________________
_____________________________

Dated:______________, 1998

     This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Original Notes exactly as its (their) name(s) appear(s) on the Original Notes or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with the Notice of Guaranteed Delivery. If Original Notes to which this Notice of Guaranteed Delivery relates are held of record by two or more joint holders, then all such holders must sign this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide evidence satisfactory to the Company of such person's authority to so act, together with the following information:

                     Please print name(s) and address(es)

Name(s):________________________________________________________________________
        ________________________________________________________________________
Capacity:_______________________________________________________________________
Address(es):____________________________________________________________________
            ____________________________________________________________________

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                                   GUARANTEE
                                   ---------
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, guarantees (a) that the above-named person(s) "own(s)" the principal amount of $__________ 10% Senior Discount Notes due 2008 of Pinnacle Holdings Inc. (the "Original Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Original Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Original Notes tendered hereby to confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at ____________________, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within five (5) New York Stock Exchange trading days after the Expiration Date.



________________________________        ___________________________________
Name of Firm                            Authorized Signature

________________________________        ___________________________________
Address                                 Title


________________________________        Name:______________________________
Zip Code                                         Please Type or Print


________________________________        Name:______________________________



Area Code and Tel. No.__________        Dated:________________________,1998

     NOTE: DO NOT SEND CERTIFICATES REPRESENTING ORIGINAL NOTES WITH THIS FORM. CERTIFICATES REPRESENTING ORIGINAL NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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